UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2015

FINDEX.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0378462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1313 South Killian Drive, Lake Park, FL		33403
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(561) 328-6488

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 7, 2015, Findex’s (the “Company’s”) independent accountant advised us that we will need to amend our condensed consolidated financial statements included in our Form 10-Q for the period ending September 30, 2014. Accordingly, there should be no reliance on the previously completed report covering such period. The specific financial statements that should no longer be relied upon include our Balance Sheet as of September 30, 2014, Statement of Operations for the three and nine months ended September 30, 2014, Statement of Cash Flows for the nine months ended September 30, 2014, and the Notes to our Condensed Consolidated Financial Statements as of September 30, 2014, each of which are unaudited.

Our independent accountant, D. Brooks and Associates CPA’s, P.A., indicated that the reason for the non-reliance on the afore-referenced financial statements is a result of certain accounting treatment that was not consistently applied, though required, in connection with a merger with which the Company was involved, together with EcoSmart Surface & Coating Technologies, Inc., a Florida Corporation (“EcoSmart”), among other parties, and that was consummated on July 23, 2014. Specifically, the Company should have accounted for the Merger in accordance with ASC 805-40, Reverse Acquisitions, resulting in its having been the accounting acquiree for purposes of the transaction, leaving EcoSmart as the accounting acquirer. Although the financial statements filed on July 29, 2014 as part of the current report on Form 8-K recognized these parties to the Merger consistent with these designations, and presented them appropriately in applying the mandate of ASC 805-40, the consolidated financial statements contained in Form 10-Q for the period ending September 30, 2014 did not carry forward this treatment as required. The Company’s consolidated financial statements from January 1, 2014 through July 23, 2014 should have been based on EcoSmart’s historical financial statements, with all periods commencing as of and after July 24, 2014 being based on Findex and EcoSmart’s existence as a single operating enterprise and entity for accounting and reporting purposes. The Company’s Chief Executive Officer and President has discussed these matters with our independent accountant, and they are in discussions of when an amended Form 10-Q for the period ending September 30, 2014 can be filed.

On April 13, 2015 the Company requested D. Brooks and Associates CPA’s, P.A. to furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements made by the Company, and, if not, stating the respects in which it does not agree.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 13, 2015

By:	/s/ Steven Malone
Steven Malone
President
Chief Executive Officer (Principal Executive Officer)